Exhibit 99.1

Media Contact: For Immediate Release

Christine Spinelli

pr@cars.com

312.508.6727

Cars.com Inc. Acquires DealerClub, Expanding Trade & Appraisal Platform Capabilities

With Reputation-Based Dealer-to-Dealer Digital Wholesale Auction

CHICAGO (Jan. 24, 2025) — Cars.com Inc. (NYSE: CARS) (d/b/a “Cars Commerce” or the “Company”), an audience-driven technology company empowering automotive, today announced the acquisition of Dealer Club Inc. (DealerClub), a reputation-based automotive digital wholesale auction. The Company paid approximately $25 million in cash at closing. There is the potential for an additional performance-based consideration of up to $88 million based on achievement of certain financial thresholds. The transaction closed on January 23, 2025.

Transaction Highlights:

•
Advances the Company’s Trade & Appraisal strategy and enables entrance into a large wholesale used car market worth over $10B
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Adds a transactional revenue stream to the Company’s powerful subscription business
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Expected to create long-term cross-selling opportunities and acceleration of AccuTrade adoption with an attractive full lifecycle platform that seamlessly integrates retail and wholesale operations
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Brings the transparency of reviews to the wholesale market for the first time and builds on Company’s legacy as the largest provider of consumer and dealership reviews in auto

DealerClub is an emerging, dealer-to-dealer, digital wholesale auction platform that facilitates transparent and efficient transactions between automotive dealers. The company’s auction model is built around a reputation-based system – the first in the industry – which promotes trust in transactions, ultimately minimizing arbitration disputes and title issues. DealerClub’s commitment to innovation and dealer support aligns with broader trends in the automotive industry towards digitization and optimized inventory management. Serving more than 650 dealer customers with a strong pipeline, the company generates revenue primarily through transaction fees.

“The acquisition of DealerClub is a critical step for Cars Commerce’s strategic vision to expand into the wholesale market by catering to the large dealer segment looking to gain operating and financial efficiencies by leveraging technology to trade used vehicles within a trusted network,” said Alex Vetter, CEO of Cars Commerce. “By integrating DealerClub’s technology onto the Cars Commerce platform, we add transactional dealer-to-dealer wholesale capabilities focused on transparency and digital efficiency, and significantly extend our influence in the wholesale market by giving power and profits back to the retail community.”

DealerClub launched to customers in 2024 by Joe Neiman, founder of ACV Auctions (ACVA), who brings proven expertise in scaling similar platforms to industry-leading positions. Cars Commerce expects the transaction to have an immaterial contribution to revenue in 2025. In addition, the transaction is not expected to be accretive to Adjusted EBITDA in 2025, as the Company makes investments to scale DealerClub. More information on the transaction will be provided on Cars Commerce’s Fourth Quarter/Full Year 2024 earnings call.

ABOUT CARS COMMERCE

Cars Commerce is an audience-driven technology company empowering automotive that simplifies everything about buying and selling cars. The Cars Commerce platform includes the flagship automotive marketplace and dealer reputation site Cars.com, innovative digital marketing technology and services from Dealer Inspire, industry-leading trade-in and appraisal technology from AccuTrade, an exclusive in-market media network, and powerful and predictive

Exhibit 99.1

AI technologies that enable more efficient and profitable retail operations. Cars Commerce is the essential partner to stay one step ahead in automotive. Learn more at www.carscommerce.inc.

FORWARD-LOOKING STATEMENTS

This press release contains "forward-looking statements" within the meaning of the federal securities laws. All statements other than statements of historical facts are forward-looking statements. Forward-looking statements include information concerning goals, plans, expectations, projections regarding the expected benefits of the transaction, management's plans, projections and objectives for the transaction, future operations, scale and performance, integration plans and expected synergies therefrom, and our financial position, results of operations, market position, capital allocation strategy, initiatives, business strategy and expectations of our management, and other matters and involve known and unknown risks that are difficult to predict. As a result, our actual financial results, performance, achievements, strategic actions or prospects may differ materially from those expressed or implied by these forward-looking statements. These statements often include words such as "believe," "expect," "project," "anticipate," "outlook," "intend," "strategy," "plan," "estimate," "target," "seek," "will," "may," "would," "should," "could," "forecasts," "mission," "strive," "more," "goal" or similar expressions. All forward-looking statements contained in this press release are qualified by these cautionary statements. Forward-looking statements are based on our current expectations, beliefs, strategies, estimates, projections and assumptions, experience in the industry as well as our perceptions of historical trends, current conditions, expected future developments, global supply chain shortages, fluctuating fuel prices, rising interest rates, inflation and other factors we think are appropriate. Such forward-looking statements are based on estimates and assumptions that, while considered reasonable by the Company and its management based on their knowledge and understanding of the business and industry, are inherently uncertain. While the Company and its management make such statements in good faith and believe such judgments are reasonable, you should understand that these statements are not guarantees of future strategic action, performance or results. Our actual results, performance, achievements, strategic actions, or prospects could differ materially from those expressed or implied by these forward-looking statements. Given these uncertainties, you should not rely on forward-looking statements in making investment decisions. When we make comparisons of results between current and prior periods, we do not intend to express any future trends, or indications of future performance, unless expressed as such, and you should view such comparisons as historical data. Whether or not any such forward-looking statement is in fact achieved will depend on future events, some of which are beyond our control.

Forward-looking statements are subject to a number of risks, uncertainties and other important factors, many of which are beyond our control, that could cause our actual results and strategic actions to differ materially from those expressed in the forward-looking statements contained in this press release. For a detailed discussion of many of these and other risks and uncertainties, see "Part I, Item 1A., Risk Factors" and "Part II, Item 7., Management's Discussion and Analysis of Financial Condition and Results of Operations" in our Annual Report on Form 10-K for the year ended December 31, 2023, as filed with the Securities and Exchange Commission ("SEC") on February 22, 2024 and our other filings filed with the SEC and available on our website at investor.cars.com or via EDGAR at www.sec.gov.

You should evaluate all forward-looking statements made in this press release in the context of these risks and uncertainties. The forward-looking statements contained in this press release are based only on information currently available to us and speak only as of the date of this press release. We undertake no obligation, other than as may be required by law, to update or revise any forward-looking or cautionary statements to reflect changes in assumptions, the occurrence of events, unanticipated or otherwise, or changes in future operating results over time or otherwise. The forward-looking statements in this press release are intended to be subject to the safe harbor protection provided by the federal securities laws.